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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 12, 2008

                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


         Maryland                      1-12002                  23-2715194
      (State or other                (Commission             (I.R.S. Employer
jurisdiction of incorporation)       File Number)           Identification No.)


                             1311 Mamaroneck Avenue
                                    Suite 260
                          White Plains, New York 10605
               (Address of principal executive offices) (Zip Code)

                                 (914) 288-8100
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425 )

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2008, Acadia Realty Trust (the "Company") entered into Amended and Restated Severance Agreements (the "Agreements") with Joel Braun, Executive Vice President and Chief Investment Officer; Michael Nelsen, Senior Vice President and Chief Financial Officer; Robert Masters, Senior Vice President, General Counsel, Chief Compliance Officer and Secretary; and Joseph Hogan, Senior Vice President and Director of Construction (collectively, the "Senior Officers"). The Agreements are effective as of June 12, 2008 and amend the existing severance agreements to provide that a Senior Officer's estate will be entitled to certain benefits specified in Section 3 of the Agreements upon the Senior Officer's death. Previously, no such death benefits were provided. In addition, certain technical amendments were made in accordance with Section 409A of the Internal Revenue Code.

The foregoing brief description of the amendments is qualified in its entirety by reference to the form of Agreement filed herewith as Exhibit 10.1, which is incorporated into this Item 5.02 by reference.


Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements

Not Applicable

(b) Pro Forma Financial Information

Not Applicable

(c) Shell Company Transactions

Not Applicable


(d) Exhibits

Exhibit Number      Description
--------------      --------------------------------
 10.1               Form of Amended and Restated Severance Agreement dated June
                    12, 2008 between the Company and Senior Officers.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ACADIA REALTY TRUST
                                        (Registrant)


        Date: June 12, 2008             By: /s/ Michael Nelsen
                                            ------------------

                                        Name:  Michael Nelsen
                                        Title: Chief Financial Officer and
                                                Senior Vice President

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                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      --------------------------------
10.1                Form of Amended and Restated Severance Agreement dated June
                    12, 2008 between the Company and Senior Officers.